EXHIBIT 10.76

                             SUBORDINATION AGREEMENT
                             -----------------------

                                                        Dated:  August 13,  1999

To: First Union National Bank, as Agent ("Agent") for the Lenders and Issuing Bank named in the Loan
         Agreement defined below (collectively "Lenders")


         To induce the Lenders to establish and continue a credit facility for making loans and extending credit from time to time for the joint and several benefit of Capital Associates, Inc. and Capital Associates International, Inc. (collectively, "Borrowers" and each a "Borrower") from time to time pursuant to the terms of that certain Loan and Security Agreement among Borrowers, Lenders, Sureties (as defined in the Loan Agreement) and Agent, dated as of November 26, 1997 (as has been and may hereafter be amended, supplemented or replaced from time to time, the "Loan Agreement"), the undersigned intending to be legally bound, hereby agrees as follows:

         1. The payment of any and all Officer Subordinated Debt is expressly subordinated to the Senior Debt to the extent and in the manner set forth in this Subordination Agreement. The term "Officer Subordinated Debt" means the principal of and interest on all indebtedness, liabilities, and obligations of Borrowers, or either of them, now existing or hereafter arising, to the undersigned pursuant to or in connection with the indebtedness of Borrowers, or either of them, evidenced by that certain Senior Subordinated Unsecured Note dated as of August 13, 1999 (as amended, replaced and/or substituted from time to time, "Note"), payable to the order of the undersigned in the original principal amount of $175,000.00. The term "Senior Debt" means any and all Obligations (as defined in the Loan Agreement) of Borrowers to Agent and/or Lenders under the Loan Agreement.

         2. Until the Senior Debt is paid in full, Borrowers shall not pay, and undersigned shall not accept, any payments of principal and interest (including prepayments) associated with Officer Subordinated Debt, except that payments may be made on the Officer Subordinated Debt before the Senior Debt is paid in full
(i) if the payments are made out of the proceeds of any new Subordinated Debt (as defined in the Loan Agreement) incurred by the Borrowers, or either of them, in accordance with the provisions of the Loan Agreement or (ii) on a scheduled payment date which is a date three years after the date hereof.

         3. Any payments on the Officer Subordinated Debt received by the undersigned, other than as permitted in paragraph 2 above, shall be held in trust for Lenders and the undersigned will forthwith turn over any such payments in the form received, properly endorsed, to Agent to be applied to the Senior Debt as determined by Agent.

         4. No Borrower shall grant to the undersigned and the undersigned shall not take any lien on or security interest in any of such Borrower's property, now owned or hereafter acquired or created, without Agent's prior written consent.

         5. The undersigned agrees that it will not make any assertion or claim in any action, suit or proceeding of any nature whatsoever in any way challenging the priority, validity or effectiveness of the liens and security interests granted to Agent and/or Lenders under and in connection with the Loan Agreement, or any amendment, extension, replacement thereof or related agreement, instrument or document among Lenders and/or Agent and Borrowers or either of them.

         6. The undersigned will not commence any action or proceeding against Borrowers, or any of them, to recover all or any part of the Officer Subordinated Debt not paid when due and shall at no time join with any creditor, in bringing any proceeding against any Borrower under any liquidation, conservatorship, bankruptcy, reorganization, rearrangement, or other insolvency law now or hereafter existing, unless and until the Senior Debt shall be paid in full. Subject to the foregoing, the undersigned may accelerate the amount of the Officer Subordinated Debt upon the occurrence of (i) the acceleration of the Senior Debt; and (ii) the filing of a petition under the Bankruptcy Code by any Borrower.

         7. In the event of any liquidation, conservatorship, bankruptcy, reorganization, rearrangement, or other insolvency proceeding of Borrowers, or any of them, the undersigned will at Agent's request file any claims, proofs of claim, or other instruments of similar character necessary to enforce the obligations of such Borrower(s) in respect of the Officer Subordinated Debt and will hold in trust for Lenders and pay over to Agent in the same form received, to be applied on the Senior Debt as determined by Agent, any and all money, dividends or other assets received in any such proceedings on account of the Officer Subordinated Debt, unless and until the Senior Debt shall be paid in full, including without limitation interest owing to Lenders after the commencement of a bankruptcy proceeding at the rate specified in the Loan Agreement, whether or not such interest is an allowable claim in any such proceeding. Agent may, as attorney-in-fact for the undersigned, take such action on behalf of the undersigned and the undersigned hereby appoints Agent (for the benefit of Lenders) as attorney-in-fact for the undersigned to demand, sue for, collect, and receive any and all such money, dividends or other assets and give acquittance therefore and to file any claim, proof of claim or other instrument of similar character and to take such other proceedings in Agent's name or in the name of the undersigned, as Agent or Lenders may deem necessary or advisable for the enforcement of this Agreement. The undersigned will execute and deliver to Agent or Lenders such other and further powers of attorney or other instruments as either reasonably may request in order to accomplish the foregoing.

         8. Lenders and/or Agent may at any time and from time to time, without the consent of or notice to the undersigned, without incurring responsibility to the undersigned and without impairing or releasing any of Agent's or Lenders' rights, or any of the obligations of the undersigned hereunder:

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             (a)  Change the amount, manner, place or terms of payment or change or extend the time of payment of or renew or alter the Senior Debt, or any part thereof, or amend, supplement or replace the Loan Agreement and/or any notes executed in connection therewith in any manner or enter into or amend, supplement or replace in any manner any other agreement relating to the Senior Debt;

             (b) Sell, exchange, release or otherwise deal with all or any part of any property at any time pledged or mortgaged by any party to secure or securing the Senior Debt or any part thereof;

             (c) Release anyone liable in any manner for the payment or collection of the Senior Debt;

             (d)  Exercise  or  refrain  from   exercising  any  rights  against
Borrowers or others (including the undersigned); and

             (e) Apply sums paid by any party to the Senior Debt in any order or manner as determined by Agent and Lender.

         9. The undersigned will advise each future holder of all or any part of the Officer Subordinated Debt that the Officer Subordinated Debt is subordinated to the Senior Debt in the manner and to the extent provided herein. The undersigned represents that no part of the Officer Subordinated Debt or any instrument evidencing the same has been transferred or assigned and the undersigned will not transfer or assign, except to Agent for the benefit of Lenders, any part of the Officer Subordinated Debt while any Senior Debt remains outstanding, unless such transfer or assignment is made expressly subject to this Agreement. Upon Agent's request, the undersigned will in the case of any Officer Subordinated Debt which is not evidenced by any instrument cause the same to be evidenced by an appropriate instrument or instruments, and place thereon and on any and all instruments evidencing the Officer Subordinated Debt a legend in such form as Agent may determine to the effect that the indebtedness evidenced thereby is subordinated and subject to the prior payment in full of all Senior Debt pursuant to this Subordination Agreement, as well as deliver all such instruments to Agent.

         10. This Subordination Agreement contains the entire agreement between the parties regarding the subject matter hereof and may be amended, supplemented or modified only by written instrument executed by Agent, on behalf of Lenders, and the undersigned. This Subordination Agreement, and the rights shall terminate upon indefeasible payment in full of all liabilities and obligations owing from Borrowers to Agent and Lenders and termination of the Revolving Credit under the Loan Agreement.

         11. The undersigned represents and warrants that neither the execution or delivery of this Subordination Agreement nor fulfillment of nor compliance with the terms and provisions hereof will conflict with, or result in a breach of the terms, conditions, or provisions of or constitute a default under any agreement or instrument to which the undersigned or any of the undersigned's assets is now subject.

         12. Any notice of acceptance of this Subordination Agreement is hereby waived.

         13. This Subordination Agreement may be assigned by Agent and/or Lenders, or any of them, in whole or in part in connection with any assignment or transfer of any portion of the Senior Debt.

         14. This Subordination Agreement shall be binding upon the undersigned, and the undersigned's successors, representatives and assigns.

         15. Except as provided in paragraph 2 above, each Borrower agrees that it will not make any payment on any of the Officer Subordinated Debt, or take any other action in contravention of the provisions of this Subordination Agreement.

         16. This Subordination Agreement shall in all respects be interpreted, construed and governed by the substantive laws of the Commonwealth of Pennsylvania. The undersigned (i) submits to the jurisdiction of the Courts of the Commonwealth of Pennsylvania or the United States District Court for the Eastern District of Pennsylvania for the purposes of resolving any controversy relating thereto and (ii) waives the right to a jury trial for the purpose of resolving any controversy hereunder or enforcing or defending any rights or claim hereunder or in connection herewith, whether sounding in contract, tort or otherwise.

                                         MCC FINANCIAL CORPORATION
                                         EXECUTIVE DEFERRED COMPENSATION
                                         PLAN, THE WILLIAM BUCKLAND ACCOUNT

                                         By:  /s/William Buckland
                                              -----------------------------
                                              William Buckland

Consented and agreed to as of the date first above written:

Capital Associates, Inc.


By:  /s/David Sislowski
     ---------------------------------
     David Sislowski
     Title:  Vice President


Capital Associates International, Inc.

By:  /s/David Sislowski
     ---------------------------------
     David Sislowski
     Title:  Vice President


First Union National Bank, as Agent


By:  /s/Hugh Connelly
     ---------------------------------
     Hugh Connelly, Vice President